                                                                  EXHIBIT 25.1



                                    FORM T-1
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

          New York                                          13-5160382
  (State of incorporation                               (I.R.S. employer
   if not a national bank)                              identification no.)


     One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                     (Zip Code)

                               ------------------

                           LIN TELEVISION CORPORATION
            (Exact name of each obligor as specified in its charter)

           DELAWARE                                        75-2733091
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)


                              FOUR RICHMOND SQUARE
                                    SUITE 200
                         PROVIDENCE, RHODE ISLAND 02906
                                 (401) 454-2880
     (Address and telephone number of obligor's principal executive offices)

                                   ----------

                            8% SENIOR NOTES DUE 2008
                       (Title of the indenture securities)

==============================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


        Name                                              Address
        ----                                              -------
Superintendent of Banks of the                       2 Rector Street,
State of New York                                    New York, N.Y. 10006, and
                                                     Albany, N.Y. 12203

Federal Reserve Bank of New York                     33 Liberty Plaza,
                                                     New York, N.Y.  10045

Federal Deposit Insurance Corporation                Washington, D.C. 20429

New York Clearing House Association                  New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of August, 2001.


                                              THE BANK OF NEW YORK



                                              By: /s/ Margaret Ciesmelewski
                                                  --------------------------
                                                  Margaret Ciesmelewski
                                                  Assistant Vice President
                                                  Attorney-in-Fact


MC/pg